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                                                                     EXHIBIT 32e


        Certification Pursuant to Section 1350 of Chapter 63 of Title 18
                            of the United States Code



     I, E. James Ferland, Chief Executive Officer of PSEG Power LLC, to the best of my knowledge, certify that (i) the Annual Report of PSEG Power LLC on Form 10-K for the year ended December 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of PSEG Power LLC.




                                                  /s/ E. James Ferland
                                                  ------------------------------
                                                  E. James Ferland
                                                  PSEG Power LLC
                                                  Chief Executive Officer
                                                  February 28, 2005